2022 Investor Presentation www.OrthoPediatrics.com

22 0 2 2 / / Disclaimer Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others: the risks related to COVID-19, the impact such pandemic may have on the demand for our products, and our ability to respond to the related challenges; and the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2022, as updated and supplemented by our other SEC reports filed time to time. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non-GAAP Financial Measures This press release includes certain non-GAAP financial measures such as adjusted diluted earnings (loss) per share and Adjusted EBITDA, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted diluted earnings (loss) per share in this press release represents diluted earnings (loss) per share on a GAAP basis, plus the accreted interest attributable to acquisition installment payables, the fair value adjustment of contingent consideration, acquisition related costs, non-recurring professional fees, accrued legal settlement costs and minimum purchase commitment costs. The fair value adjustment of contingent consideration is associated with our estimates of the value of earn-outs in connection with certain acquisitions and the non-recurring professional fees are related to our response to a previously disclosed SEC review. We believe that providing the non-GAAP diluted earnings (loss) per share excluding these expenses, as well as the GAAP measures, assists our investors because such expenses are not reflective of our ongoing operating results. Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other income, provision for income taxes (benefit), depreciation and amortization, stock-based compensation expense, fair value adjustment of contingent consideration, acquisition related costs, nonrecurring professional fees, accrued legal settlements costs, and the cost of minimum purchase commitments. The Company believes the non-GAAP measures provided in this earnings release enable it to further and more consistently analyze the period-to-period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of non-GAAP diluted earnings (loss) per share or Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain reconciliations of reported GAAP diluted earnings (loss) per share to non-GAAP diluted earnings (loss) and net loss to non-GAAP Adjusted EBITDA.

32 0 2 2 / / pediatric patients treated since inception 560,000+ OrthoPediatrics was founded on the cause of impacting the lives of children with orthopedic conditions 1 (1) Includes patients treated by MD Orthopaedics (MDO)

01 Children’s unique clinical conditions Existing solutions are re-purposed from adult implants Limited development of new technologies No specialized sales force in Pediatric Orthopedics Limited industry support of clinical education 02 03 04 05 42 0 2 2 / / Historical Challenges of Pediatric Orthopedics Re-Purposed Adult Plate Screws through growth plate

01 **Product development focused** exclusively on pediatric patients

02 **Broadest pediatric specific portfolio** in the industry

03 Delivering first in market **novel surgical solutions**

04 Only global **commercial channel to market**

05 Leading provider of surgeon **clinical education**

OrthoPediatrics **Solution**

PediLoc Femur

Screws parallel to growth plate



- Enhance surgeon confidence
- Increase surgical efficiency
- Improve surgical accuracy

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62 0 2 2 / / Total Addressable Market – $3.9B 1 Management’s Mar 2022 updates to IMS data from 2016 Competitive Dynamics $609M Trauma & Deformity $315M Scoliosis Fusion $200M Scoliosis Non-Fusion $270M Specialty Bracing $187M Sports Medicine $140M Smart Implants Large incumbents repurpose adult implants Require specialized sales force Lack of focus on pediatric conditions 01 02 03 U.S. Addressable Market1 — $1.7B 2 0 2 / /

72 0 2 2 / / Only Focused Pediatric Orthopedic Company Consistent 20%+ Growth Since Inception (1) Includes MDO (2) Excluding COVID-impacted 2020 39 unique surgical systems Consistent cadence of innovative product launches Expanding suite of enabling technologies Internal R&D, acquisitions, and partnerships Only global sales & distribution channel Serve 100% of top children’s hospitals in the U.S. 205 domestic field representatives Sell in over 70 countries around the world Commitment to clinical education Leading sponsor of critical pediatric medical societies >300 clinical product/education events per year Founder of Foundation of Advancing Pediatric Orthopedics Innovative Technology Commercial Execution Clinical Education 2 1

82 0 2 2 / / Strategic Pillars 02 Provide a broad product portfolio uniquely designed to treat children, surround pediatric orthopedic surgeons covering their needs 04 Expand addressable market through aggressive investment in R&D and select M&A opportunities 05 Train next generation of pediatric orthopedic surgeons 03 Deploy instrument sets and provide unparalleled sales support 01 Laser focus on high-volume Children’s Hospitals that treat majority of pediatric patients

92 0 2 2 / / 1 Management’s Mar 2022 updates to IMS data from 2016 Comments ~1,400 Fellowship Trained Pediatric Surgeons Majority of Pediatric Centers are Teaching Hospitals Centers Treat Most Complex Pediatric Conditions 01 02 03 $378M Trauma & Deformity $195M Scoliosis Fusion $180M Scoliosis Non-Fusion $175M Specialty Bracing $17M Sports Medicine 300 U.S. Pediatric Centers conduct ~62% of T&D and Scoliosis procedures U.S. Current Target Market1 — $0.9B 01 Focus on High-Vol Children’s Hospitals Current Target Market – $2.1B 2 0 2 / /

102 0 2 2 / / Pre-IPO Transitioned from Early Entry to Clinically Significant Cannulated Screws Response 5.5/6.0mm Fusion System PediPlate Physeal Tethering Hip Systems LCB / LPF ACL System BandLoc 5.5/6.0mm Banding Clavicle Plating System PediFlexPediLoc Femur PediLoc Tibia PediFragLocking Proximal Femur LPF Plate Distal Femoral Osteotomy System DFOS PAOSpica Table 02 Broad Product Portfolio 2008 2009 PediNail System 2012 2013 2014 2015 2016 2017

112 0 2 2 / / Accelerating Sales Growth Post-IPO Through Strategic Investment and Innovation $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 2016 2017 2018 2019 2020* 2021 Total Revenue ($M) 2016 2021 CAGR U.S. Independent Sales Consultants 90 190 16% Instrument Set Deployments $7M $14M 15% Unique Surgical Systems 17 37 17% Intl. Independent Sales Agencies 0 14 Fav Increase hospital penetrationAccelerate Revenue Growth Improve Profitability Leverage Balance Sheet +21.3% CAGR 03 Expand Instr. Sets & Sales Personnel *Impacted by COVID

04 Expand Market with R&D

Post-IPO moved from **Clinically Significant to Disruptive**



FireFly Patient Specific Navigation Guides



Wrist Fusion Plates



PNP Pediatric Nailing Platform



Orthex External Fixation Systems



PediFoot System



ApiFix Non-Fusion



7D Intraoperative Navigation Enabling Technology



MD Ortho Ponseti™ Specialty Clubfoot Bracing

2017 — **2018** — **2019** — **2020** — **2021** — **2022**

DFOS Distal Femoral Osteotomy System



MPFL System



Response 4.5/5.0mm Fusion System





QuickPack System





Mini Rail System

SCFE System



Neuromuscular Scoliosis System



PediFlex™ Advanced Interlock Clamp System



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132 0 2 2 / / Strategic Acquisitions & Partnerships Partnership Acquisition 202020192017 2022 04 Expand Market with M&A 2021 Gold Standard in Club Foot Bracing 2022

04 Expand Market with M&A

Acquired Innovative Technologies

MD Orthopaedics

- Develops, manufactures and sells the patented Mitchell Ponseti Ankle-Foot Orthosis (AFO) to treat clubfoot
- Dr. Ignacio Ponseti developed the gold standard for treating clubfoot which has >90% success rate
- Casting is used from 0-3mos then bracing from 3mos–4 years. Requires multiple sizes as child grows creating repeat revenue.
- Products sold in 90 countries including e-commerce platform direct to consumers
- Approximately 80% of a pediatric surgeon's treatment time is non-surgical
- Creates a profitable platform business for OP to develop and manufacture best-in-class specialty bracing with speed to market (class 1 device) as well as no consignment inventory required to grow the business

Terms:

- Closed April 1, 2022
- $8.2M cash, $8.9M shares, $2.5M RSA


MD
orthopaedics
Standard AFO
PLANTAR FLEXION STOP
4 PONSETI® AFO SOLUTIONS
TOE STILT
PLANTAR FLEXION STOP / TOE STILT


Ponseti

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OrthoPediatrics®
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152 0 2 2 / / Terms: • Closed July 5, 2022 • $31M cash, $2M stock Pega Medical • Developed the Fassier-Duval Telescopic Intramedullary Nail System (FD Nail) • FD Nail is cutting-edge implant designed to treat bone deformities in children with Osteogenesis Imperfecta without disrupting their normal growth • Pega offers 7 products in total, 6 of which focus on limb deformity correction, and 1 trauma • Products sold in 70 countries including e-commerce platform direct to consumers • Approximately 35,000 children suffer from Osteogenesis Imperfecta in the U.S. Acquired Innovative Technologies04 Expand Market with M&A

04 Expand Market with M&A

Acquired Innovative Technologies

Orthex

- Disruptive software complements ex-fix frame
- Expands addressable market
- Serve 85% of procedures, up from 65%
- Significantly simplifies surgical planning and alignment
- Enables participation in most complex surgeries



ApiFix

- Disruptive non-fusion technology
- Viable alternative to failed bracing & spinal fusion
- Posterior, minimally invasive approach
- Motion preserving capabilities
- Granted FDA HDE approval



- ✓ Acquired software-based and non-fusion technologies
- ✓ Significant sales synergies with legacy portfolio
- ✓ Expands critical KOL network
- ✓ Provides surgeons broadest product portfolio



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04 Expand Market with M&A

Enabling Technology Partnerships

FIREFLY® Pedicle Screw Navigation Guides

FireFly S2/Alar







Unique patient specific 3D printed bone models and drill guides, can be used with any Spinal Deformity Correction system.

- 99.7% screw placement accuracy
- Preoperative concierge surgical planning drives intraoperative efficiency
- Minimal intraoperative radiation
- Simplifies S2AI approach

7D Surgical

Intraoperative Navigation





Eliminates Radiation exposure to staff & patients

Cuts Registration from 30 min to < 30 sec

Improves Accuracy to improve surgical outcomes

Reduces Costs & improve hospital economic value

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182 0 2 2 / / 7D Real World Experience Chris Comstock, MD & Eric Wait, MD Driscoll Children’s Hospital First Pediatric Deformity Installation in US I have noticed we are seeing shorter stays for our patients with complex spinal surgeries since we have started using the 7D technology. It used to be children would stay 3-5 days at Driscoll following surgery. Now what we are seeing is most of them are going home after 3 days. And that is better for kids and their families What we are seeing with this technology is surgeries which might have taken up to 5-6 hours are often being reduced to 3.5 hours Dr. Eric Wait Driscoll Children’s Hospital 04 Expand Market with M&A

05 Train Next-Gen Surgeons

Physician Education and Awareness

"As a surgeon educator, I have always appreciated and valued OrthoPediatrics' commitment to education.

Ryan Goodwin, MD, MBA, FAOA
The Cleveland Clinic"



01 OP Hands-on sales training and support

- Annually invests 3% of sales on clinical education
- Conducts >300 product/training sessions per year

02 Market development

- Fosters early relationships with young surgeons and fellows to drive sustainable growth

03 Continuous education

- Major Sponsor of the prominent pediatric orthopedic societies

POSNA — Pediatric Orthopaedic Society of North America
EPOS — European Paediatric Orthopaedic Society
IPOS — International Pediatric Orthopaedic Symposium
SLAOTI — Sociedad Latinoamericana de Ortopedia y Traumatología Infantil

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OrthoPediatrics 19

Catalysts & Pipeline

T&D

- Expanding intramedullary nailing portfolio
- Solutions for rare bone disease
- Expansion of external fixation portfolio

Scoliosis

- Advancing non-fusion treatment
- Early-onset scoliosis innovations
- Innovation in highly-complex fusion
  - Manual growing, rib based, etc.

Enabling Technologies

- Orthex surgical software
- Firefly patient-specific planning/guides
- 7D spinal interoperative navigation
- PediPortal app



2022 // Investor Presentation

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212 0 2 2 / / Trauma & Deformity +13% CAGR 14 26 2016 2021 $26.8 $65.8 2016 2021 Surgical Systems Revenue +19% CAGR Scoliosis >2X Growth 3 8 2016 2021 $9.3 $28.0 2016 2021 Surgical Systems Revenue >3.2X Growth 2021 Revenue by Product Family Trauma & Deformity Scoliosis Sports Medicine67% of Revenue 29% of Revenue 39 Differentiated surgical systems driving growth

222 0 2 2 / / $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 $128.5 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Strong History of Y/Y Growth ($M) 400% 137% 44% 58% 22% 21% 31% 20% 22% 26% 26% -2% 38% U.S. International (1) Impacted by COVID (2) Represents the midpoint of the company’s 2022 revenue guidance range of $127 to 130 million 1 32% 2 2022 Revenue Guidance

232 0 2 2 / / $19.3 $22.5 $26.8 $32.8 $39.7 $49.4 $47.7 $65.8 $3.6 $7.4 $9.4 $11.6 $16.7 $21.5 $20.7 $28.0 $0.8 $1.1 $1.1 $1.2 $1.2 $1.7 $2.7 $4.2 $0 $20 $40 $60 $80 $100 $120 2014 2015 2016 2017 2018 2019 2020 2021 Re ve nu e ($ in M ill io ns ) Trauma & Deformity Scoliosis Sports Medicine/Other $16.5 $6.0 $0.9 1Q22 Category Revenue Summary $22.6 $9.4 $0.9 2Q22

242 0 2 2 / / Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 21% 26% 27% 25% 20% 25% 29% 26% 23% 19% 31% 27% 22% 27% 26% 25% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Re ve nu e as % o f T ot al Y ea r 2018 2019 2020 2021

252 0 2 2 / / Income Statement Summary ($ in Millions) 1 Net loss per share attributable to common stockholders – basic and diluted FY 2018 FY 2019 FY 2020 FY 2021 Revenue $57.6 $72.6 $71.1 $98.0 Growth % 26% 26% (2%) 38% Gross profit $42.7 $54.6 $55.0 $73.4 Margin % 74% 75% 77% 75% Operating expenses $52.2 $63.7 $81.8 $91.4 Operating loss ($9.5) ($9.1) ($26.8) ($18.0) Net (loss) income ($12.0) ($13.7) ($32.9) ($16.2) Net loss per share1 ($0.96) ($0.94) ($1.82) ($0.84) 2Q 2022 2Q 2021 $32.9 $26.7 23% 96% $25.0 $20.4 76% 77% $28.7 $23.3 ($3.7) ($2.8) ($0.3) ($3.8) ($0.02) ($0.19)

262 0 2 2 / / Adjusted EBITDA Reconciliation Three Months Ended June 30, 2022 2021 Net loss ($0.3) ($3.8) Interest expense, net $1.2 $0.6 Other income $0.8 ($0.4) Provision for income tax (benefit) ($0.4) ($0.3) Depreciation and amortization $3.3 $2.6 Stock-based compensation $1.8 $1.4 Fair value adjustment of contingent consideration ($5.0) $1.0 Acquisition related costs $0.5 - Non-recurring professional fees - $0.1 Accrued legal settlement costs - - Minimum purchase commitment cost $0.2 - Adjusted EBITDA $2.1 $1.2 ($ in Millions)

272 0 2 2 / / Adjusted EPS Reconciliation Three Months Ended June 30, 2022 2021 Earnings (loss) per share, diluted (GAAP) ($0.02) ($0.19) Accretion of interest attributable to acquisition installment payments $0.06 $0.03 Fair value adjustment of contingent consideration ($0.25) $0.05 Acquisition related costs $0.03 - Nonrecurring professional fees - - Accrued legal settlement costs - - Minimum purchase commitment cost $0.01 - Earnings (loss) per share, diluted (non-GAAP) ($0.17) ($0.11)

282 0 2 2 / / Balance Sheet Assets Cash & short-term investments $52.5 Account receivable $25.4 Inventory (net) $67.5 Other current assets $2.7 Total Current Assets $148.1 PP&E (net) $36.6 Intangibles and goodwill $146.2 Total Assets $330.9 Liabilities Accounts payable $14.6 Debt $32.0 Accrued comp. & other liab. $15.6 Acquisition pay. & cont. consideration $41.5 Paid-in capital $418.4 Accumulated deficit (net) ($187.5) Accumulated other comprehensive income ($3.7) Total Liabilities / Equity $330.9 ($ in Millions) As of June 30, 2022

292 0 2 2 / / Investment Summary Only diversified company focused exclusively on pediatric orthopedics Large, underpenetrated market opportunity in pediatrics Highly concentrated customer base with targeted commercial strategy Broad product portfolio with innovative solutions Only provider committed to pediatric clinical education Dynamic, award-winning corporate culture Proven commercial execution and attractive financial profile 01 04 02 05 03 06 07

2850 Frontier Drive  Warsaw, IN 465852 ph: 574.268.6379 or 877.268.6339 fax: 574.268.6302 www.OrthoPediatrics.com2 0 2 2 / /